Exhibit 99.2

1 NASDAQ: RILY Third Quarter 2022 Supplemental Financial Data November 3, 2022

2 2 Reconciliation of U.S. GAAP to Non - GAAP Measures (Unaudited, dollars in thousands) Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Adj. EBITDA and Operating Adj. EBITDA Reconciliation Net income (loss) attributable to B. Riley Financial, Inc. $ 50,550 $ 64,172 $ (10,062) $ (140,159) $ 47,837 EBITDA Adjustments: Provision for (benefit from) income taxes 22,693 23,847 (3,695) (52,513) 16,350 Interest expense 25,372 26,441 30,436 31,764 34,587 Interest income (70) (54) (67) (500) (686) Share based payments 9,374 12,503 17,013 14,202 14,613 Depreciation and amortization 6,142 6,805 7,848 7,961 10,717 Restructuring charge — — — — 8,016 Gain on extinguishment of loans — — (1,102) — — Transactions related costs and other 40 4,311 291 3,468 10,003 Total EBITDA Adjustments 63,551 73,853 50,724 4,382 93,600 Adjusted EBITDA $ 114,101 $ 138,025 $ 40,662 $ (135,777) $ 141,437 Operating EBITDA Adjustments: Trading (income) losses and fair value adjustments on loans (18,197) (68,858) 68,390 223,927 (12,154) Other investment related expenses 5,187 36,930 (24,865) (13,930) (23,039) Total Operating EBITDA Adjustments (13,010) (31,928) 43,525 209,997 (35,193) Operating Adjusted EBITDA $ 101,091 $ 106,097 $ 84,187 $ 74,220 $ 106,244

3 3 Operating Income Summary 1. Other investment related operating expenses. (Unaudited, dollars in thousands) Operating Investment Combined Operating Investment Combined Revenues: Services and fees $ 301,497 $ — $ 301,497 $ 266,485 $ — $ 266,485 Trading income and fair value adjustments on loans — 18,197 18,197 — 12,154 12,154 Interest income – loans & securities lending 26,869 — 26,869 57,594 — 57,594 Sale of goods 34,959 — 34,959 4,130 — 4,130 Total revenues $ 363,325 $ 18,197 $ 381,522 $ 328,209 $ 12,154 $ 340,363 Operating expenses: Direct cost of services $ 18,019 — $ 18,019 $ 44,523 — $ 44,523 Cost of goods sold 12,442 — 12,442 3,089 — 3,089 Selling, general and administrative expenses 239,031 5,187 (1) 244,218 185,937 (22,210) (1) 163,727 Restructuring charge — — — 8,016 — 8,016 Interest expense – securities lending & loan participations sold 10,097 — 10,097 17,447 — 17,447 Total operating expenses $ 279,589 $ 5,187 $ 284,776 $ 259,012 $ (22,210) $ 236,802 Operating income $ 83,736 $ 13,010 $ 96,746 $ 69,197 $ 34,364 $ 103,561 Three Months Ended September 30, 2021 Three Months Ended September 30, 2022

Quarterly Operating Revenue and Operating Adjusted EBITDA

Operating Revenue and Operating Adjusted EBITDA [1][3][5][6]



Operating Revenue
Operating Adj. EBITDA
$363.3M
$101.1M
$353.3M
$106.1M
$274.0M
$84.2M
$266.6M
$74.2M
$328.2M
$106.3M
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022

Quarterly Revenue and Adjusted EBITDA

(Dollars in thousands)	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022
Operating Revenue [1]	$ 363,325	$ 353,252	$ 273,979	$ 266,627	$ 328,209
Investment Gains (Loss) [2]	18,197	68,858	(68,390)	(223,927)	12,154
Total Revenue	$ 381,522	$ 422,110	$ 205,589	$ 42,700	$ 340,363

	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022
Operating Adjusted EBITDA [3]	$ 101,091	$ 106,097	$ 84,187	$ 74,220	$ 106,244
Investment Adjusted EBITDA [4]	13,010	31,928	(43,525)	(209,997)	35,193
Adjusted EBITDA [5][6]	$ 114,101	$ 138,025	$ 40,662	$ (135,777)	$ 141,437

1. Operating Revenue is defined as the sum of revenues from (i) Service and Fees, (ii) Interest Income - Loans and Securities Lending and (iii) Sales of Goods.
2. Investment Gains (Loss) is defined as Trading Income (Losses) and Fair Value Adjustments on Loans.
3. Operating Adjusted EBITDA is defined as Adjusted EBITDA excluding (i) Trading Income (Losses) and Fair Value Adjustments on Loans and (ii) other investment related expenses.
4. Investment Adjusted EBITDA is defined as Trading Income (Losses) and Fair Value Adjustments on Loans, less other investment related expenses.
5. Adjusted EBITDA includes earnings before interest, taxes, depreciation, amortization, restructuring charge, share-based payments, gain on extinguishment of loans, impairment of tradenames, and transaction related and other costs.
6. For a reconciliation to GAAP financial measures, please see slide 2.

B | RILEY Financial | 4

5 5 Cash and Investments Summary (Dollars in thousands) Sep 30, 2021 Dec 31, 2021 Mar 31, 2022 Jun 30, 2022 Sep 30, 2022 Cash and Cash Equivalents $ 378,205 $ 278,933 $ 213,584 $ 216,098 $ 231,805 Restricted Cash 927 927 928 928 1,578 Due from/(to) Clearing Brokers, net 599,715 (39,741) 40,350 25,902 49,530 Advances Against Customer Contracts 200 200 200 200 200 Securities and Other Investments Owned Equity Securities 1,276,191 1,444,474 1,228,690 1,055,379 1,140,728 Corporate Bonds 5,401 7,632 10,508 8,231 6,761 Other Fixed Income Securities 4,436 2,606 3,681 2,321 8,649 Partnership Interests and Other 66,072 77,383 74,222 78,965 82,475 Securities Sold Not Yet Purchased (419,211) (28,623) (7,498) (5,403) (17,751) Loans Receivable, net of Loan Participations Sold 350,762 873,186 882,391 770,840 814,715 Other investments and deposits (1) 43,369 40,187 49,391 49,156 45,947 Noncontrolling interest (2) (16,558) (17,785) (17,135) (25,317) (32,038) Total Cash, Net Securities, and Other $ 2,289,509 $ 2,639,379 $ 2,479,312 $ 2,177,300 $ 2,332,599 (Dollars in thousands) Sep 30, 2021 Dec 31, 2021 Mar 31, 2022 Jun 30, 2022 Sep 30, 2022 Term Loans, net $ 252,927 $ 346,385 $ 342,851 $ 367,815 $ 558,035 Revolving Credit Facility 80,000 80,000 80,000 80,000 74,700 Notes Payable 357 357 22,891 23,186 25,075 Senior Notes Payable, net 1,362,847 1,606,560 1,627,649 1,644,778 1,661,191 Total Debt 1,696,131 2,033,302 2,073,391 2,115,779 2,319,001 Total Cash and Investments, Net of Debt $ 593,378 $ 606,077 $ 405,921 $ 61,521 $ 13,598 1. Other investments and investment related deposits reported in prepaid and other assets. 2. Noncontrolling interest related to investments reported in Securities and Other Investments Owned. Debt Summary

6 6 Composition of Cash and Investments Percentage by Asset Type – September 30, 2022 ( Dollars in thousands) Gross Value % of Total Cash and Restricted Cash $ 233,383 9.8% Due from/(to) Clearing Brokers, net 49,530 2.1% Public Equity (1)(2) 835,888 35.1% Private Equity (1) 346,903 14.6% Loans Receivable 814,715 34.2% Corporate Bonds and Fixed Income Securities 15,410 0.6% Partnership Interests and Other (1) 86,559 3.6% Total $ 2,382,388 100.0% 1. Includes investments reported in prepaid and other assets. 2. Includes $52 million equity positions held by B. Riley in managed account with gains and losses for client benefit Public Equity 35.1% Loans Receivable 34.2% Private Equity 14.6% Cash and Restricted Cash 9.8% Partnership Interests and Other 3.6% Due from/(to) Clearing Brokers, net 2.1% Corporate Bonds and Fixed Income Securities 0.6%

7 7 Condensed Consolidated Balance Sheets (Dollars in thousands) September 30, 2022 (Unaudited) December 31, 2021 Cash and cash equivalents $ 231,805 $ 278,933 Restricted cash 1,578 927 Due from clearing brokers 53,472 29,657 Securities and other investments owned, at fair value 1,238,613 1,532,095 Securities borrowed 2,243,306 2,090,966 Accounts receivable, net 64,707 49,673 Due from related parties 814 2,074 Loans receivable, at fair value 814,715 873,186 Prepaid expenses and other assets 355,875 463,502 Operating lease right - of - use assets 84,550 56,969 Property and equipment, net 16,174 12,870 Goodwill 429,187 250,568 Other intangible assets, net 296,346 207,651 Deferred tax assets, net 2,845 2,848 Total assets $ 5,833,987 $ 5,851,919 Accounts payable $ 22,167 $ 6,326 Accrued expenses and other liabilities 278,889 343,750 Deferred revenue 89,157 69,507 Deferred tax liabilities, net 10,932 93,055 Due to related parties and partners 396 — Due to clearing brokers 3,942 69,398 Securities sold not yet purchased 17,751 28,623 Securities loaned 2,239,250 2,088,685 Operating lease liabilities 96,049 69,072 Notes payable 25,075 357 Revolving credit facility 74,700 80,000 Term loans, net 558,035 346,385 Senior notes payable, net 1,661,191 1,606,560 Total liabilities $ 5,077,534 $ 4,801,718 Redeemable noncontrolling interests in equity of subsidiaries 178,759 345,000 Total B. Riley Financial, Inc. stockholders' equity 513,613 661,271 Noncontrolling interests 64,081 43,930 Total equity 577,694 705,201 Total liabilities and equity $ 5,833,987 $ 5,851,919

8 8 Consolidated Statements of Operations (Unaudited, dollars in thousands, except share data) Three Months Ended September 30, 2022 2021 Revenues: Services and fees $ 266,485 $ 301,497 Trading income and fair value adjustments on loans 12,154 18,197 Interest income - Loans and securities lending 57,594 26,869 Sale of goods 4,130 34,959 Total revenues 340,363 381,522 Operating expenses: Direct cost of services 44,523 18,019 Cost of goods sold 3,089 12,442 Selling, general and administrative expenses 163,727 244,218 Restructuring charge 8,016 — Interest expense - Securities lending and loan participations sold 17,447 10,097 Total operating expenses 236,802 284,776 Operating income 103,561 96,746 Other income (expense): Interest income 686 70 Change in fair value of financial instruments and other (574) 1,758 (Loss) income from equity investments (91) 1,149 Interest expense (34,587) (25,372) Income before income taxes 68,995 74,351 Provision for income taxes (16,350) (22,693) Net income 52,645 51,658 Net income attributable to noncontrolling interests and redeemable noncontrolling interests 4,808 1,108 Net income attributable to B. Riley Financial, Inc. 47,837 50,550 Preferred stock dividends 2,002 1,929 Net income available to common shareholders $ 45,835 $ 48,621 Basic income per common share $ 1.62 $ 1.76 Diluted income per common share $ 1.53 $ 1.69 Weighted average basic common shares outstanding 28,293,064 27,570,716 Weighted average diluted common shares outstanding 29,968,417 28,794,066

9 9 Segment Financial Information (Unaudited, dollars in thousands) Three Months Ended September 30, 2022 2021 Capital Markets segment: Revenues - Services and fees $ 113,217 $ 134,849 Trading income and fair value adjustments on loans 11,127 16,935 Interest income - Loans and securities lending 55,054 26,869 Total revenues 179,398 178,653 Selling, general and administrative expenses (35,673) (80,152) Interest expense - Securities lending and loan participations sold (17,447) (10,097) Depreciation and amortization (2,174) (514) Segment income 124,104 87,890 Wealth Management segment: Revenues - Services and fees 47,145 117,572 Trading income and fair value adjustments on loans 1,027 1,262 Total revenues 48,172 118,834 Selling, general and administrative expenses (52,302) (110,157) Restructuring charge (4,106) — Depreciation and amortization (1,261) (2,093) Segment (loss) income (9,497) 6,584 Auction and Liquidation segment: Revenues - Services and fees 1,949 2,745 Revenues - Sale of goods 2,550 34,327 Interest income - Loans and securities lending 2,540 — Total revenues 7,039 37,072 Direct cost of services (2,999) (13,622) Cost of goods sold (1,235) (11,999) Selling, general and administrative expenses (2,228) (5,153) Segment income $ 577 $ 6,298 Three Months Ended September 30 , 2022 2021 Financial Consulting segment: Revenues - Services and fees $ 22,835 $ 21,291 Selling, general and administrative expenses (20,056) (18,436) Depreciation and amortization (75) (86) Segment income 2,704 2,769 Principal Investments – Communications and Other segment: Revenues - Services and fees 76,316 18,669 Revenues - Sale of goods 1,580 631 Total revenues 77,896 19,300 Direct cost of services (41,524) (4,397) Cost of goods sold (1,854) (443) Selling, general and administrative expenses (22,267) (5,458) Restructuring charge (3,910) — Depreciation and amortization (6,435) (2,496) Segment income 1,906 6,506 Brands segment: Revenues - Services and fees 5,023 6,372 Selling, general and administrative expenses (845) (972) Depreciation and amortization (579) (714) Segment income 3,599 4,686 Consolidated operating income from reportable segments $ 123,393 $ 114,733

10 10 Definition of US GAAP to Non - GAAP Financial Measures Certain of the information set forth herein, including operating revenue, adjusted EBITDA, operating adjusted EBITDA, and investment adjusted EBITDA may be considered non - GAAP financial measures . B . Riley Financial believes this information is useful to investors because it provides a basis for measuring the Company's available capital resources, the operating performance of its business and its revenues and cash flow, (i) excluding in the case of operating revenues, trading income (losses) and fair value adjustments on loans, (ii) excluding in the case of adjusted EBITDA, net interest expense, provisions for or benefit from income taxes, depreciation, amortization, fair value adjustment, restructuring charge, gain on extinguishment of loans, impairment of trade names, stock - based compensation and transaction and other expenses, (iii) excluding in the case of operating adjusted EBITDA, aforementioned adjustments for adjusted EBITDA, as well as trading income (losses) and fair value adjustments on loans, and other investment related expenses, and (iv) in the case of investment adjusted EBITDA this includes trading income (losses) and fair value adjustments on loans, net of other investment related expenses, that would normally be included in the most directly comparable measures calculated and presented in accordance with Generally Accepted Accounting Principles ("GAAP") . In addition, the Company's management uses these non - GAAP financial measures along with the most directly comparable GAAP financial measures in evaluating the Company's operating performance, capital resources and cash flow . Non - GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non - financial measures as reported by the Company may not be comparable to similarly titled amounts reported by other companies .